                                                                    EXHIBIT 99.1

                                    CONSENT

     I consent to the inclusion in the Registration Statement on Form S-1 of Lehman Brothers Holdings Inc. ("Holdings") and the related prospectuses of my name as a Class III Director of Holdings as of the Distribution Date and the related biography included therein.

                                          /s/        JOHN D. MACOMBER
                                          --------------------------------------
                                                     John D. Macomber

Date: March 29, 1994